UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2023

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2023, the stockholders of Citigroup Inc. (Citigroup, Citi, or the Company), upon recommendation of Citigroup’s Board of Directors (Board), approved an amendment to the Citigroup 2019 Stock Incentive Plan (the 2019 Plan) which was first approved by stockholders on April 16, 2019. The amendment to the 2019 Plan increases the number of shares of Citigroup Inc. common stock available for grant under the 2019 Plan by 28 million shares.

The 2019 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2023 Annual Meeting of Stockholders (Proxy Statement). The Proxy Statement, which includes an appendix with a full copy of the 2019 Plan, was filed with the Securities and Exchange Commission on March 15, 2023. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan set forth in Exhibit 10.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Citigroup's 2023 Annual Meeting of Stockholders was held on April 25, 2023. At the meeting:

(1) 13 persons were elected to serve as directors of Citigroup;

(2) the selection of KPMG LLP to serve as the independent registered public accountants of Citigroup for 2023 was ratified;

(3) an advisory vote to approve our 2022 Executive Compensation was approved;

(4) a proposal to approve additional shares for the Citigroup 2019 Stock Incentive Plan was approved;

(5) an advisory vote on the frequency of future advisory votes on executive compensation was held and the option to hold annual advisory votes was approved;

(6) a stockholder proposal requesting shareholders ratify the termination pay of any senior manager was not approved;

(7) a stockholder proposal requesting an Independent Board Chairman was not approved;

(8) a stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing was not approved; and

(9) a stockholder proposal requesting that the Board adopt a policy to phase out new fossil fuel financing was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR		AGAINST	ABSTAINED	BROKER NON-VOTES

(1) Election of Directors

Nominees

Ellen M. Costello	1,270,054,074		24,206,938	3,120,866	220,401,106
Grace E. Dailey	1,270,772,001		23,494,034	3,115,843	220,401,106
Barbara J. Desoer	1,272,702,772		21,567,762	3,111,344	220,401,106
John C. Dugan	1,227,350,606		66,820,084	3,211,188	220,401,106
Jane N. Fraser	1,282,145,198		12,505,560	2,731,120	220,401,106
Duncan P. Hennes	1,258,754,509		35,380,965	3,246,404	220,401,106
Peter B. Henry	1,249,042,087		45,021,050	3,318,741	220,401,106
S. Leslie Ireland	1,280,087,614		14,029,301	3,264,963	220,401,106
Renée J. James	1,250,959,655		43,274,699	3,147,525	220,401,106
Gary M. Reiner	1,248,005,534		45,983,301	3,393,044	220,401,106
Diana L. Taylor	1,225,784,494		68,527,206	3,070,178	220,401,106
James S. Turley	1,224,234,197		70,136,473	3,011,208	220,401,106
Casper W. von Koskull	1,272,750,209		21,349,933	3,281,737	220,401,106

(2) Ratification of KPMG as Citi’s Independent Registered Public Accountants for 2023	1,437,706,985		75,222,948	4,853,051	N/A

(3) Advisory vote to approve our 2022 Executive Compensation	1,197,425,378		94,840,972	5,115,528	220,401,106

(4) Proposal to approve additional shares for the Citigroup 2019 Stock Incentive Plan	1,206,196,340		87,254,508	3,931,031	220,401,106

(5) Advisory approval of the Frequency of Future Advisory Votes on Executive Compensation	1 Year 1,271,244,539	2 Years 1,954,480	3 Years 21,096,640	3,086,220	220,401,106

(6) Stockholder proposal requesting shareholders ratify the termination pay of any senior manager	360,123,548		932,043,736	5,214,594	220,401,106

(7) Stockholder proposal requesting an Independent Board Chairman	235,047,567		1,057,240,751	5,093,560	220,401,106

(8) Stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing	402,974,154		878,173,432	16,234,292	220,401,106

(9) Stockholder proposal requesting that the Board adopt a policy to end new fossil fuel financing	128,925,888		1,143,202,510	25,253,480	220,401,106

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1	Citigroup 2019 Stock Incentive Plan (as amended and restated as of April 25, 2023).
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 26, 2023
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
General Counsel and Corporate Secretary

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